UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported):  February 6, 2012

InspireMD, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54335	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Menorat Hamaor St. Tel Aviv, Israel	67448
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-3-691-7691

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 6, 2012, InspireMD, Inc. (the “Company”) issued a press release reporting clinical data from an investigator-sponsored controlled randomized trial of its MGuard™ product.  A copy of this press release is included herein as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
99.1	Press Release of InspireMD, Inc., dated February 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIREMD, INC.

Date: February 8, 2012	By:	/s/ Craig Shore
Name: Craig Shore
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of InspireMD, Inc., dated February 6, 2012